AGREEMENT AND AMENDMENT RELATING TO:

          (a) Amended and Restated Registration Rights Agreement dated December 31, 1996, as amended as of February 6, 1997 and as of August 25, 1997, among U.S. PHYSICIANS, Inc. (the "Company") and certain of its shareholders (the "Series A and B Registration Rights Agreement"); and

          (b) Amended and Restated Shareholders Agreement dated as of December 31, 1996, as amended as of February 6, 1997 and as of August 25, 1997, among the Company and its shareholders (the "Shareholders Agreement").

     THIS AGREEMENT AND AMENDMENT is made as of January 16, 1998 by and among the Company and the signatories hereto.

     WHEREAS, the Company and the other signatories hereto, other than the Series C Purchasers (as defined below), have previously executed and delivered one or both of the Series A and B Registration Rights Agreement and the Shareholders Agreement (collectively, the "Operative Agreements");

     WHEREAS, the Company wishes to enter into (i) a Series C Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") with certain purchasers (the "Series C Purchasers") pursuant to which the Company will issue to the Series C Purchasers up to (a) 1,445,784 shares (the "Series C Shares") of the Company's Series C Convertible Preferred Stock, $.01 par value (the "Series C Preferred Stock"), (b) warrants (the "Series C Initial Warrants") to purchase 400,000 shares (the "Series C Initial Warrant Shares") of the Company's Common Stock, $.01 par value ("Common Stock"), at an exercise price of $4.15 per share (subject to anti-dilution and other adjustments), and (c) in the event that the Company does not close the initial public offering of its Common Stock by specified dates, warrants (the "Series C Contingent Warrants") to purchase up to 450,000 shares of Common Stock (the "Series C Contingent Warrants Shares"), and
(ii) a Registration Rights Agreement with the Series C Purchasers (the "Series C Registration Rights Agreement") pursuant to which the Company will provide demand and piggyback registration rights for the shares of Common Stock issuable upon conversion of the Series C Shares (the "Series C Conversion Shares"), the Series C Initial Warrant Shares and the Series C Contingent Warrant Shares;

     WHEREAS, the Company wishes to issue to Dominion Fund IV ("Dominion") warrants (the "Dominion Warrants") to purchase either: up to 38,555 shares of Common Stock at an exercise price of $4.15 per share or, if the Company does not pay on or prior to January 19, 1998 principal and interest due and owing on a loan in the principal amount of $800,000 from Dominion (or if such prinicipal amount is converted into Series C Shares), up to 77,110 shares at an exercise price of $.01 per share (the "Dominion Warrant Shares"), and to grant to Dominion registration rights with respect to the Dominion Warrant Shares substantially comparable to those granted to the Series C Purchasers under the Series C Registration Rights Agreement;

     WHEREAS, the parties hereto wish to waive certain rights under the Operative Agreements and to reflect the other matters provided for herein.

     NOW, THEREFORE, in consideration of the agreements set forth below and the parties' desires to further the interests of the Company and its present and future shareholders, and intending to be legally bound, the parties agree as follows:

         1. The parties hereto confirm that none of the following transactions shall result in any adjustment to (a) the Conversion Price (as defined in Exhibit A to the Company's Second Amended and Restated Articles of Incorporation, as amended through the date hereof (the "Articles")) of the Series A Preferred Stock (as defined in the Series A and B Registration Rights Agreement) or the Series B Preferred Stock (as defined in the Series A and B Registration Rights Agreement), or (b) (i) the number of shares of Common Stock issuable pursuant to the Warrants (as defined in the Registration Rights Agreement) or (ii) the exercise price of such Warrants. The undersigned consent for all purposes to, and waive any rights (including, without limitation, rights of first refusal under Section 4 of the Shareholders Agreement and rights arising under subparagraph 6D of the Articles) arising out of, the following transactions:

            (I) the issuance of the Series C Shares, the issuance of the Series C Conversion Shares, the issuance of the Series C Initial Warrants, the issuance of the Series C Contingent Warrants and the issuance of the Series C Initial Warrant Shares and the Series C Contingent Warrant Shares upon the exercise of the Series C Initial Warrants and the Series C Contingent Warrants, respectively; and

            (II) the issuance of the Dominion Warrants and the issuance of the Dominion Warrant Shares upon the exercise of the Dominion Warrants.

         2. The parties hereto consent for all purposes to, and waive any rights (including, without limitation, any rights arising under Section 5 or Section 13(i) of the Registration Rights Agreement or any other provision of the Operative Agreements) arising out of, (i) the grant by the Company of registration rights to the Series C Purchasers under the Series C Registration Rights Agreement or any grant of substantially comparable registration rights to Dominion with respect to the Dominion Warrant Shares or (ii) the exercise of any such registration rights by the Series C Purchasers under the Series C Registration Rights Agreement or by Dominion of such substantially comparable rights with respect to the Dominion Warrant Shares.

         3. By executing this Agreement and Amendment, the Series C Purchasers shall become a party to the Shareholders Agreement. The address of the Series C Purchasers for notice purposes shall be as specified in the Purchase Agreement.

         4. Paragraph 12 of the Shareholders Agreement is hereby amended by adding the following phrase at the end of the first sentence thereof: "and provided, further, that the holders of Series C Preferred Stock owning at least two-thirds of the Shares owned by all holders of Series C Preferred Stock may effect any such waiver, modification, amendment or termination on behalf of all the holders of Series C Preferred Stock."

         5. The Series A and B Registration Rights Agreement and the Shareholders Agreement shall remain in full force and effect, except as set forth herein.

         6. This Agreement and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In accordance with Section 12 of the Shareholders Agreement and Section 13d of the Series A and B Registration Rights Agreement, this Amendment and Agreement shall become effective when the Company, the Series C Purchasers and Series A Purchasers owning at least two-thirds of the Shares owned by all Series A Purchasers, Series B Purchasers owned at least two-thirds of the Shares owned by all Series B Purchasers and Stockholders owning at least two-thirds of the Shares owned by all Stockholders (as such terms are defined in the Shareholders Agreement) have executed and delivered to the Company counterparts or originals of this Amendment and Agreement.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement and Amendment as of the day and year first above written.

                             U.S. PHYSICIANS, Inc.

                             By: /s/ Martin G. Chilek
                                 ----------------------------------------------
                             Title: Sr. Vice President
                                    -------------------------------------------


                             SHAREHOLDERS:

                             /s/ Thomas J. Keane
                             --------------------------------------------------
                             Thomas J. Keane

                             /s/ Daniel Promislo
                             --------------------------------------------------
                             Daniel Promislo

                             /s/ Daniel Promislo, attorney in fact
                             --------------------------------------------------
                             Mark Promislo

                             /s/ Daniel Promislo, attorney in fact
                             --------------------------------------------------
                             Jacueline Promislo

                             /s/ Daniel Promislo, attorney in fact
                             --------------------------------------------------
                             Steven Promislo

                             /s/ William P. Ferretti
                             --------------------------------------------------
                             William P. Ferretti

                             /s/ Edward R. Miersch
                             --------------------------------------------------
                             Edward R. Miersch

                             /s/ James M. McCrossin
                             --------------------------------------------------
                             James M. McCrossin

                             /s/ Noreen E. Burke
                             --------------------------------------------------
                             Noreen E. Burke

                             --------------------------------------------------
                             Lucia Rosenberg, with respect to all shares beneficially owned by her

                             /s/ Brenda M. McCrossin
                             --------------------------------------------------
                             Brenda M. McCrossin

                             /s/ Lewis S. Sharps, M.D.
                             --------------------------------------------------
                             Lewis S. Sharps, M.D., with respect to all shares beneficially owned by him


                             SERIES A PURCHASERS:

                             EDISON VENTURE FUND III, L.P.
                             By: Edison Partners III, L.P., its general partner

                             By: /s/ Gustav H. Koven, III
                                 ----------------------------------------------
                                 Title: General Partner


                             NEPA VENTURE FUND II, L.P.

                             By: NEPA II Management Partners, L.P.,
                                 its general partner

                             By: NEPA II Management Corporation,
                                 its general partner

                             By: /s/ Glen R. Bressner
                                 ----------------------------------------------
                             Title: Secretary and Treasurer
                                    -------------------------------------------


                             KILLION LIQUIDATING TRUST

                             By: /s/ John C. Killion, Sr.
                                 ----------------------------------------------
                                 John C. Killion, Sr.
                                 Title: Trustee


                             SERIES B PURCHASERS:

                             KEYSTONE VENTURE IV, L.P.

                             By: Keystone Venture IV Management Co., L.P.,
                                 the general partner of
                                 Keystone Venture IV, L.P.

                             By: Keystone Venture IV Management Co., Group
                                 the general partner of
                                 Keystone Venture IV Management Co., L.P.

                             By: /s/ Kerry J. Dale
                                 ----------------------------------------------
                                 Kerry J. Dale
                                 Title: Vice President

                             EDISON VENTURE FUND III, L.P.

                             By: Edison Partners, III, L.P.,
                                 its general partner

                             By: /s/ Gustav H. Koven, III
                                 ----------------------------------------------
                                 Title: General Partner


                             NEPA VENTURE FUND II, L.P.

                             By: NEPA II Management Partners, L.P.,
                                 its general partner

                             By: NEPA II Management Corporation,
                                 its general partner

                             By: /s/ Glen R. Bressner
                                 ----------------------------------------------
                             Title: Secretary and Treasurer
                                    -------------------------------------------


                             SUBSEQUENT PURCHASERS:

                             /s/ Joseph J. Croce
                             --------------------------------------------------
                             Joseph J. Croce

                             /s/ Douglas P. Heller
                             --------------------------------------------------
                             Douglas P. Heller

                              /s/ Thomas J. Keane
                             --------------------------------------------------
                             Thomas J. Keane

                             E.J.K. Real Estate Services Limited

                             By: /s/ Terence M. Kavanagh
                                 ----------------------------------------------
                                 Terence M. Kavanagh
                                 Title: President

                             Glenville Capital Partners, L.P.
                             By: Glenville Capital Corporation,
                                 its general partner

                             By: /s/ Milton S. Schneider
                                 ----------------------------------------------
                             Title: President
                                    -------------------------------------------

                             DOMINION FUND IV, A DELAWARE
                             LIMITED PARTNERSHIP
                             By: Dominion Management IV,
                                 its general partner

                             By: /s/ Randolph D. Werner
                                 ----------------------------------------------
                                 Randolph D. Werner,
                                 Title: Member

                             /s/ Robert W. Muir, Jr.
                             --------------------------------------------------
                             Robert W. Muir, Jr.

                             /s/ Pasquale W. Croce, Jr.
                             --------------------------------------------------
                             Pasquale W. Croce, Jr.

                             /s/ William J. Barry, M.D.
                             --------------------------------------------------
                             William J. Barry, M.D., with respect to all shares beneficially owned by him

                             SERIES C PURCHASERS:

                             CAPITAL VENTURES INTERNATIONAL
                             By: Heights Capital Management, Inc.,
                                 Authorized Agent

                             By: /s/ Michael Spolan
                                 ----------------------------------------------
                             Title: Secretary and General Counsel
                                    -------------------------------------------


                             LANCASTER INVESTMENT PARTNERS, L.P.

                             By: /s/ Robert A. Berlacher
                                 ----------------------------------------------
                             Title: Managing General Partner
                                    -------------------------------------------


                             KEYSTONE VENTURE IV, L.P.

                             By: Keystone Venture IV Management Co., L.P.,
                                 the general partner of
                                 Keystone Venture IV, L.P.

                             By: Keystone Venture IV Management Co., Group
                                 the general partner of
                                 Keystone Venture IV Management Co., L.P.

                             By: /s/ Kerry J. Dale
                                 ----------------------------------------------
                                 Kerry J. Dale
                                 Title: Vice President


                             EDISON VENTURE FUND III, L.P.

                             By: Edison Partners, III, L.P.,
                                 its general partner

                             By: /s/ Gustav H. Koven, III
                                 ----------------------------------------------
                                 Title: General Partner


                             NEPA VENTURE FUND II, L.P.

                             By: NEPA II Management Partners, L.P.,
                                 its general partner

                             By: NEPA II Management Corporation,
                                 its general partner

                             By: /s/ Glen R. Bressner
                                 ----------------------------------------------
                             Title: Secretary and Treasurer
                                    -------------------------------------------

                             DOMINION FUND IV, A DELAWARE
                             LIMITED PARTNERSHIP

                             By: Dominion Management IV,
                                 its general partner

                             By: /s/ Randolph D. Werner
                                 ----------------------------------------------
                                 Randolph D. Werner,
                                 Title: Member


                             /s/ Thomas J. Keane
                             --------------------------------------------------
                             Thomas J. Keane